UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant []
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[]Confidential,for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
[]   Definitive Proxy Statement
[]   Definitive Additional Materials
[]   Soliciting Material Pursuant to 240.14a-12

KAVILCO INCORPORATED
(Name of Registrant as Specified In Its Charter)

Frederick Otilius Olsen, Jr.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies: NA
Aggregate number of securities to which transaction applies: NA
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
Proposed maximum aggregate value of transaction: NA
Total fee paid: NONE
SEC 1913 (04-05) Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: NONE
Form, Schedule or Registration Statement No.: PREC14A
Filing Party: Frederick Otilius Olsen, Jr.
Date Filed: 10/7/11

FREDERICK OTILIUS OLEN, JR. PROXY STATEMENT
Solicitation by FREDERICK OTILIUS OLSEN, JR. for the 2011 KAVILCO, INCORPORATED Annual Meeting of Shareholders
Frederick Otilius Olsen, Jr.
P.O. Box 371
Kasaan, Alaska 99950-0340
(907)617-9941
October 10, 2011
To Shareholders:
Whether or not you are able to attend KAVILCO, INCORPORATED's 2011 Annual Meeting, it is important that your views be represented. I am running as an independent candidate for KAVILCO's Board of Directors. For this election, the Corporation will use a BLUE Proxy Card and my Proxy Card will be GREEN.
Please vote on, sign, and date the enclosed GREEN Proxy Card and return it promptly in the envelope provided.
Regarding KAVILCO's offer of an Early Bird prize: In order to insure a quorum, all legally approved proxies, including this one solicited by me, will be eligible for all drawings. To be eligible for the Early Bird Special, your proxy must be postmarked no later than October 18, 2011. Your name will be entered into the drawing.
I am one of KAVILCO's original 120 Shareholders and hold 100 shares of Class A stock. The continued financial success of our Corporation matters to me a great deal. We must also pay close attention to our Kasaan Haida heritage. Without our village, especially Old Kasaan, and the land within our customary and traditional use areas, there would not be a KAVILCO.
At this critical time for our Haida culture, as we have fewer and fewer Haida speaking elders, as our traditional food gathering Way of Life is under attack, we must do more to support the documentation and preservation of our elder's knowledge. Two years ago, I moved back to Alaska to do what I can to help. I moved to Kasaan.
We can continue and improve our financial success, as well as honor our Kasaan ancestors by protecting their legacy for our future. Your representatives on KAVILCO's Board of Directors will help decide whether or not we succeed. Sincerely,
FREDERICK OTILIUS OLSEN, JR.
(Frederick Otilius Olsen, Jr.)
FREDERICK OTILIUS OLSEN, JR. PROXY STATEMENT
Solicitation by FREDERICK OTILIUS OLSEN, JR.
for the 2011 KAVILCO, INCORPORATED Annual Meeting of Shareholders
FREDERICK OTILIUS OLSEN, JR. furnishes this Proxy Statement in connection with the solicitation of proxies to be used at the KAVILCO INCORPORATED (the Corporation) Annual Meeting of Shareholders (the Meeting)
to be held at the Cape Fox Lodge, 800 Venetia Way, in Ketchikan, Alaska, on November 5, 2011 at 1:00 PM, and at any adjournment thereof.
The principal executive offices of the Corporation are
located at One Union Square, 600 University Street, Suite 3010, Seattle, WA, 98181-1129. Only Shareholders of record with Class "A" stock at the close of business on October 7, 2011, will be entitled to vote at the Meeting and at all adjournments thereof.
ELECTION OF DIRECTORS
The Board of Directors manages the business of the Corporation.
I, Frederick Otilius Olsen, Jr., AM ASKING FOR YOUR VOTES. This Proxy
Statement with the GREEN Proxy Card is being mailed or given in person to Shareholders. I will pay for the costs of this solicitation, including my attorney, mailing, and all other fees and/or expenses.
GENERAL INFORMATION (Voting of Proxies)
If a Proxy Card is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy and such shares will be voted by the persons designated therein. The Corporation uses cumulative voting. For example, if you own 100 shares of Class A stock, you would be allowed a total of 300 votes. All shares multiplied by 3 equals the total number of votes. You can vote all your shares to one nominee/candidate or divide amongst those listed on the Proxy Card.
The Corporation will use a BLUE Proxy Card. My Proxy Card is GREEN. You may notice the Corporation does not include me on its BLUE Proxy Card. Please
Understand: The Corporation is not required to include me on its Proxy Card, EVEN THOUGH I AM LEGALLY RUNNING and have filed with the Security Exchange Commission (SEC) to compete in this election for a position on the
Corporation's Board of Directors. I am an independent candidate and the Corporation only supports its own nominees. This is normal for companies registered under the Investment Company Act of 1940.
Your votes on my GREEN Proxy Card WILL COUNT, if you use it to properly vote, sign, date, and return it in time to be voted at the Meeting. YOUR LAST VOTE IS THE ONE THAT COUNTS. Even if you vote, sign, and return a BLUE Proxy Card, you may still vote the GREEN Proxy Card at a later date.
The proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Corporation or by duly executing and delivering to the Secretary of the Corporation a proxy bearing a later date or BY VOTING IN PERSON at the
Meeting.
Whichever Proxy Card you use, PLEASE, vote DIRECTED. I have included the Corporation's candidates on the GREEN Proxy Card so that you may divide your shares as you see fit. Of course, I ask for as many votes as possible. However, feel free to divide your shares amongst the various nominees. The Corporation allows Discretionary Voting on the BLUE Proxy Card. If you use this method, the Corporation, not you, decides how to divide your votes, to the best advantage of its nominees. Voting DIRECTED makes your voice heard.
FAMILY
Born in Ketchikan, Alaska, I am one of the original KAVILCO Shareholders and have a life-long interest in my Kasaan heritage. My father and his siblings came from and grew up in Kasaan. My father's grandfather, Joseph Jones, was born in Karta Bay and his family lived in Old Kasaan. Joseph Jones had two daughters, Margaret and Pauline. Margaret was my father's mother. Current members of the Corporation's Board are also related to Margaret: Jeane Breinig, Ramona Hamar, Laird Jones, and Louis Jones, Sr. Ramona Hamar, Louis Jones, Sr., and I are first cousins. Jeane Breinig and Laird Jones are more indirect cousins of mine. Of course, none of us have any deals regarding a position on the Corporation's Board of Directors.
For more information about directors' compensation and other information required to be disclosed under federal securities laws, please see the Corporation's definitive proxy statement filed on October 7, 2011.
I am FOR KAVILCO. My uncle Bob and my father have both served as Vice President. My aunt Helen (Olsen) Dailey and my sister Kristine (Olsen) Mooney have previously served on the Board. I want KAVILCO to be as good as possible. EXPERIENCE
From 1992, I had traveled mostly at my own expense to photographically
Document Kasaan and surrounding area as well as record our endangered Haida language. From 1994 to 2009, I lived in the New York City area (Brooklyn 1994-2003; Jersey City, NJ 2004-2009). I worked as a Camera Operator and Director of Photography for many nationally-televised programs. For two years,
I taught Digital Cinematography at the School of Visual Arts in Manhattan. During my time in NYC, I also produced and directed my own documentaries, including GASA'AAN XAADAS GUUSUU (2002) and SURVIVING SOUNDS OF HAIDA (2007). These short movies feature Kasaan descendants talking about their Kasaan experiences as well as sharing their knowledge of our Haida language. Most of the elders in the two documentaries have died. Because of the advanced age of our remaining elders, it became evident to me that I needed to move back to Alaska in order to do more of this work.
FREDERICK OTILIUS OLSEN, JR. PROXY STATEMENT
Solicitation by FREDERICK OTILIUS OLSEN, JR.
for the 2011 KAVILCO, INCORPORATED Annual Meeting of Shareholders
Since 2009 to present, I am employed by the Organized Village of Kasaan (OVK), a federally recognized Tribe, as the Cultural Resources Coordinator.
(Organized Village of Kasaan, P.O. Box 26, Kasaan, AK 99950-0340)
I am currently producing and directing a documentary about the history of Naay I'waans, Chief Son-i-Hat Whale House, near Kasaan. Overseeing the
Neighborhood Revitalization grant and OVK's NAGPRA program, I am responsible for hiring and supervising employees as well as creating and overseeing the budgets and reporting to grantors.
In 2010, I was elected to OVK's Tribal Council.  The Tribal Council governs the Tribe, conducts business with other Tribes and state and federal governmental agencies, defines policy and procedures for the Tribe, and approves all budget matters.  I am currently the OVK Sergeant at Arms.
Over the years, many elders had mentioned to me the importance of the
Alaska Native Brotherhood (ANB), the oldest civil rights organization in the USA. Alaska Natives owe many rights now enjoyed to the ANB's struggles. In 2010, a group of us in Kasaan reactivated Kasaan ANB Camp 11. I was elected President. In October 2010, Kasaan was represented at ANB's Grand Camp for the first time since 1951.
In 2011, I became Kasaan's representative on the Board of Directors for the Southeast Alaska Regional Health Consortium (SEARHC). The Board is
responsible for hiring and overseeing the President/CEO, approving all policy and procedures, approving the operating budget (over $100 Million for this next fiscal year), and providing the highest quality health services in partnership with Native people.
(SEARHC, 3245 Hospital Drive, Juneau, AK 99801)
WHY VOTE FOR ME?
I feel compelled to run for the Corporation's Board of Directors because we can do more to preserve, protect, and promote our Kasaan culture and heritage. It is NOT too late but time is precious. We have so few elders left from which to collect knowledge. We have sacred sites neglected in the woods. Naay I'waans (the Whale House) continues to detiororate. We, as Shareholders of the Corporation, collectively, own our land and these sites. Our Board of Directors must diligently oversee our heritage just as they currently devote all of their time to investing money.
Money matters, too. KAVILCO has done well investing and reinvesting the profits made in the 1970s and 1980s. We have done well, better than many corporations formed out of ANCSA. We will in the future be in position to sell timber again or create other financial opportunities to benefit our Shareholders. We can make money and honor our Kasaan roots. These do not have to be mutually exclusive.
Traditionally, our commerce and our culture were intertwined.
Our Corporation has done well financially and I will not forget. I will work to improve upon our past success. But we should not let money become our only memory of Kasaan's important heritage, a heritage not born from timber sales in the 1970s but out of the culture, language, art, struggles, and traditions of our Kasaan ancestors who lived in the Kasaan area for centuries.
Most residents of Old Kasaan did not live to see KAVILCO or its financial benefits. Some elders from Kasaan and other Kasaan residents did not become KAVILCO Shareholders, either. We must remember that, because of our land and legacy, KAVILCO is different than the average SEC registered investment company. Our Corporation does not belong to us as much as it belongs to our children and grandchildren. We must be the caretakers. If our Corporation fails, what becomes of our land?
KAVILCO owns much land in the customary and traditional use areas of the Kasaan Haida people. Our land had the timber we sold. This land came to us from the
US Government but only because our ancestors first lived and built Kasaan's legacy as one of a few Haida villages in what later became Alaska. Now, only two Haida villages remain inhabited: Hydaburg and Kasaan.
We need to better protect and preserve sacred sites within our territory, as well as look for business and cultural opportunities available within appropriate areas. We can do many of these things without spending our corporation's money, too. Our Board of Directors could do more to encourage our Shareholders and other Kasaan descendants to visit Kasaan and to take part in Kasaan cultural activities.
PLEASE VOTE FOR ME
With your support, I will work within the Corporation's tight financial constraints to preserve and advance our Haida culture. We can continue to achieve financial success as well as promote, support, and initiate cultural heritage endeavors by and for the Haida people. With the earned respect through 35 years of documented achievement, KAVILCO (and its Kasaan Haida Heritage Foundation) can have much more cultural influence than at present.
Hawaa! Thank You!
FREDERICK OTILIUS OLSEN, JR.
(Frederick Otilius Olsen, Jr.)
October 10, 2011
FREDERICK OTILIUS OLSEN JR. PROXY
Solicitation by FREDERICK OTILIUS OLSEN, JR. for the 2011 KAVILCO, INCORPORATED Annual Meeting of Shareholders
You have the option of voting your Proxy by mail or in person--it is easy and confidential.
Vote by (1) marking your nominee selection(s) by assigning a number of shares to the designated nominee on the appropriate line(s); or (2) check the appropriate box.
Vote by Mail: Return Proxy in Return Envelope provided.
Mail to: Frederick O. Olsen, Jr.
332-A Sunset Drive
Ketchikan, Alaska 99901
Mailed Proxies must be received no later than Friday November 4, 2011 at 5 PM. Please allow for sufficient time for delivery.
Vote in Person:
Return Proxy in Person to the KAVILCO INCORPORATED Annual Meeting at the Cape Fox Lodge, 800 Venetia Way, in Ketchikan, Alaska, on November 5, 2011 at 1:00 PM. If you vote by more than one method, only the last vote received will count. The undersigned hereby appoints FREDERICK OTILIUS OLSEN, JR. {P.O. Box 371, Kasaan, Alaska 99950-0340} with full power of substitution, as proxy for the undersigned, to attend the Annual Meeting of Shareholders of KAVILCO INCORPORATED, a village corporation within the Sealaska region, organized pursuant to the Alaska Native Claims Settlement Act (ANCSA), to be held at the Cape Fox Lodge, 800 Venetia Way, in Ketchikan, Alaska on Saturday November 5, 2011, at 1 PM, or any adjournment thereof, and to vote the number of votes that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:
(1) TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2012.
Nominee                       Number of Shares X 3 = Number of Votes Cast
Frederick Otilius Olsen, Jr.        __________ X 3 = ___________
Jeane Breinig                       __________ X 3 = ___________
Ramona Hamar                        __________ X 3 = ___________
Marie Miller                        __________ X 3 = ___________
Proxy Solicitation by FREDERICK OTILIUS OLSEN, JR.
for the 2011 KAVILCO, INCORPORATED Annual Meeting of Shareholders
(2) To ratify the selection Moss Adams LLP as the independent public accountants of the Corporation.
FOR [ ] AGAINST [ ] ABSTAIN [ ]
This Proxy, when properly signed, will be voted as directed by the person voting the Proxy as to such other matters as may properly come before the meeting. FREDERICK OTILIUS OLSEN, JR. knows of no other matters to be considered by the Shareholders. Only Proxies properly returned will be voted. These will be voted as you direct. If you sign the proxy and return it without indicating how you wish to vote, your proxy will be cast for your total number of possible votes to FREDERICK OTILIUS OLSEN, JR.
FREDERICK OTILIUS OLSEN, JR. solicits this Proxy and it will be voted as specified.
Full Name: __________________________
Class of Stock: ___A___
Number of Shares: _______
Dated: ___________, 2011
SIGNATURE: __________________________
(Sign your full name as it appears above)
As Custodian For:____________________
(Minor's name if applicable)
When signing as custodian for a minor, or as executor, administrator, attorney, trustee, or guardian, please write your full title as such. If your name appears as "John A. Smith, Sr., as custodian for John A. Smith,Jr.", sign "John A. Smith, Sr., as custodian for John A. Smith, Jr."
YOUR PROXY WILL NOT BE COUNTED UNLESS YOU SIGN YOUR NAME IN THE PROXY SIGNATURE FIELD PROVIDED.